UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2020

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange
5.200% Series F Preferred Stock, $0.01 par value	NNN/PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2020, Mr. Stephen A. Horn was promoted from his current role as Executive Vice President and Chief Acquisition Officer to the role of Executive Vice President and Chief Operating Officer of National Retail Properties, Inc. (the “Company”).

Mr. Horn, age 48, has served as Executive Vice President and Chief Acquisition Officer of the Company since January 2014. Prior to being named Executive Vice President and Chief Acquisition Officer, Mr. Horn served as Senior Vice President of Acquisitions of the Company from June 2008 to December 2013, and as Vice President of Acquisitions of the Company from 2003 to 2008. Prior to 2003, Mr. Horn worked in the mergers and acquisitions group at A.G. Edwards & Sons in St. Louis, Mo.

In connection with Mr. Horn’s promotion to Executive Vice President and Chief Operating Officer, he will receive a one-time grant of 10,000 shares of the Company’s common stock, par value $0.01 per share (the “Restricted Stock”), subject to vesting. The Restricted Stock will vest on August 24, 2023, assuming Mr. Horn’s continued employment with the Company through such date, or earlier if his employment is terminated by the Company other than for cause or by Mr. Horn for good reason.

There are no family relationships between Mr. Horn and any director or executive officer of the Company, there is no arrangement or understanding between Mr. Horn and any other person pursuant to which he was selected as an officer, and there are no relationships or related transactions between Mr. Horn and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On August 24, 2020, the Company issued a press release announcing the appointment of Mr. Horn as Executive Vice President and Chief Operating Officer. The entire text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 24, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President, Chief Financial Officer, Assistant Secretary and Treasurer

Dated: August 24, 2020